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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):                June 28, 2000



                              CD Warehouse, Inc.
                              ------------------
            (Exact name of registrant as specified in its charter)


                                   Delaware
                                    --------
                (State or other jurisdiction of incorporation)


        000-21887                                        73-1504999
        ---------                                        ----------
(Commission File Number)                   (I.R.S. Employer Identification No.)


1204 Sovereign Row, Oklahoma City, OK                                   73108
-------------------------------------                                   -----
   (Address of principal executive offices)                          (Zip Code)

                        (405) 949-2422
                        --------------
                 (Registrant's telephone, including area code)
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ITEM 5.  OTHER EVENTS.

     On May 31, 2000, the Asset Purchase Agreement between Compact Discs Management, Inc., a wholly owned subsidiary of Registrant, Music Trader, Inc., Jeffrey D. Clark and Debbi McGill-Clark, dated February 22, 1999, was amended pursuant to the First Amendment to the Asset Purchase Agreement as set forth in
Exhibit 99.1. On February 24, 1999, the Registrant filed a Form 8-K reporting the consummation of the Asset Purchase Agreement between the parties.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  Exhibit.  The following exhibit is filed with this Report:
              -------

               99.1 First Amendment to the Asset Purchase Agreement dated May 31, 2000 by and among Compact Discs Management, Inc., CD Warehouse, Inc., Movie Trader, Inc., Jeffrey D. Clark and Debbi McGill-Clark.

                                       2
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                                  SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CD WAREHOUSE, INC.
                                              (Registrant)


Date:   June 28, 2000                     BY: /s/ Jerry W. Grizzle
                                              --------------------
                                          Jerry W. Grizzle,
                                          President and Chief Executive Officer

                                       3
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                               INDEX TO EXHIBITS


                                                                     Appears at
                                                                    Sequentially
 Exhibit                                                              Numbered
 Number                        Description                              Page
 -------                       -----------                          ------------

 99.1       First Amendment to the Asset Purchase Agreement              5
            dated May 31, 2000 by and among Compact Discs
            Management, Inc., CD Warehouse, Inc., Movie
            Trader, Inc., Jeffrey D. Clark and Debbi
            McGill-Clark.

                                       4